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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
[ ] Definitive Proxy Statement                 Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                 WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


    ----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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(4) Proposed maximum aggregate value of transaction:


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(5) Total fee paid:


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[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:


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(2) Form, Schedule or Registration Statement No.:


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(3) Filing Party:


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(4) Date Filed:
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                 WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                                  July 14, 2004

      WE ARE EXTENDING THE CONSENT SOLICITATION TO MIDNIGHT, NEW YORK CITY
                         TIME, ON FRIDAY, JULY 30, 2004


Dear Limited Partner:

         We are extending our consent solicitation, relating to the withdrawal of Linnaeus-Lexington Associates Limited Partnership, a Massachusetts limited partnership, as associate general partner of your partnership and the substitution of AIMCO/Winthrop Growth Investors 1 GP, LLC, an affiliate of AIMCO Properties, L.P., as general partner of your partnership, and to MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JULY 30, 2004. The consent solicitation was previously scheduled to expire at midnight, New York time, on July 14, 2004.

         YOUR VOTE IS IMPORTANT. Please complete, date and sign the enclosed Consent in accordance with its instructions and return it in the enclosed pre-addressed, postage-paid envelope as soon as possible. Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., at its address set forth below.

                          TWO WINTHROP PROPERTIES, INC.



                           THE SOLICITATION AGENT IS:

                             THE ALTMAN GROUP, INC.


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              By Mail:                         By Overnight Courier:                      By Hand:


      1275 Valley Brook Avenue               1275 Valley Brook Avenue            1275 Valley Brook Avenue
     Lyndhurst, New Jersey 07071           Lyndhurst, New Jersey 07071         Lyndhurst, New Jersey 07071
           (800) 217-9608                         (800) 217-9608                      (800) 217-9608
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               By Facsimile:                            For Information please call:

              (201) 460-0050                              TOLL FREE (800) 217-9608
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